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                                                                   EXHIBIT 10.41


As of January 25, 2000

By Telecopy

Mr. Merritt D. Farren
Senior Vice-President, Corporate Development
The Lightspan Partnership, Inc.
2001 Wilshire Blvd
Suite 301
Santa Monica, CA
60403


RE: AMENDMENT TO THE WARRANT TO PURCHASE SERIES E PREFERRED STOCK SIGNED
    NOVEMBER 1, 1999
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Dear Merritt:

This letter (the "Amendment") will confirm the agreement by and between The Lightspan Partnership, Inc. ("Lightspan") and CINAR Corporation ("CINAR") with respect to the amendment of the above-referenced warrant between Lightspan and CINAR (the "Warrant").

In consideration of the mutual promises and agreements contained in the Warrant and herein, the sufficiency of which is hereby acknowledge, we agree as follows:

1.   Prior Agreement:

     a) Reference is made to the Warrant. All capitalized terms not defined herein shall be as defined in the Warrant.

     b) Except as expressly provided herein, the terms of the Warrant shall remain unaffected by this Amendment, provided that if the terms of this Amendment alter or are inconsistent with any terms of the Warrant then the terms of this Amendment shall supercede the terms of the Warrant.

2. All dates referred to in the Warrant will be changed to 90 days hence. More specifically:

     a) The Warrant is void after August 1, 2003.

     b) Section 1.(a) Definitions - Exercise Period is hereby deleted and replaced with the following:

        "EXERCISE PERIOD" shall mean the period commencing with the date hereof and ending August 1, 2003.


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If the foregoing accurately represents our mutual agreement, please so indicate by signing a copy of this Agreement where indicated below and returning it to us for our signature. When signed by both parties, this Amendment will be effective as of the date first set forth above.

Very truly yours,


Daniel Tierney


ACCEPTED AND AGREED:

CINAR                                   LIGHTSPAN


By: /s/ DANIEL TIERNEY                  By: /s/ MERRITT FARREN
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Its: CEO                                Its: Sr. VP, Corporate Development
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